UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 13, 2018

(Date of earliest event reported)

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

We are filing this Current Report on Form 8-K to provide the (i) consent of Marcum LLP to the incorporation by reference in our registration statements on Form S-3 (File Nos. 333-224068 and 333-224088) of each of its reports relating to the financial statements of Compass HRM, Inc., Personnel Management Systems, Inc., Corporate Payroll Inc. — Payroll Division, Payroll Specialties NW, Inc., and Mangrove Employer Services — Payroll Division, all of which such reports have been included in Form 8-Ks previously filed by us; and (ii) the consent of RSM US LLP to the incorporation by reference in our registration statements on Form S-3 (File No. 333-224068 and No. 333-224088) of its report relating to the consolidated financial statements of iSystems Holdings LLC and Subsidiaries, which report has been included in a Form 8-K previously filed by us.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Marcum LLP
23.2	Consent of RSM US LLP
23.3	Consent of Marcum LLP
23.4	Consent of Marcum LLP
23.5	Consent of Marcum LLP
23.6	Consent of Marcum LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: June 13, 2018	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer